Exhibit 10.7

AMENDMENT NUMBER TEN TO BUSINESS LOAN AGREEMENT

THIS AMENDMENT NUMBER TEN TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of April 13, 2015, is entered into between PCS Link, Inc, a California corporation, dba Greenwood & Hall (“Borrower”), and California United Bank, a California banking corporation, (“Lender”), with regard to the following facts:

RECITALS

A.	Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amendment Number One to Business Loan Agreement, dated as of September 16, 2011, Amendment Number Two to Business Loan Agreement, dated as of November 7, 2011, Amendment Number Three to Business Loan Agreement, dated as of February 13, 2012, Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012, Amendment Number Five to Business Loan Agreement, dated as of September 25, 2012, Amendment Number Six to Business Loan Agreement, dated as of December 19, 2012, Amendment Number Seven to Business Loan Agreement, dated as of May 28, 2013, and Amendment Number Eight to Business Loan Agreement dated as of May 22, 2014, Amendment Number Nine to Business Loan Agreement dated as of July 1, 2014 (collectively, the “Agreement"). The September 25, 2012 amendment erroneously titled “Amendment Number Four to Business Loan Agreement” should have been titled “Amendment Number Five to Business Loan Agreement” and is hereby referred to herein as such.

B.	Borrower and Lender have agreed to amend certain terms and conditions of the Agreement as described herein, and therefore enter into this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. RECITALS. Each of the Recitals set forth above are true and correct and are incorporated by reference and made a part hereof.

2. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3. AMENDMENT. The Agreement is amended as follows:

a.	The Maturity Date of the CUB RLOC shall be extended to January 1, 2016.

b.	Borrower shall pay to Lender all remaining principal, interest fees and costs owed on the CUB RLOC, no later than the Maturity Date, on the following terms and conditions:

i.	Through August 1, 2015, provided that the Second Amendment, Waiver and Ratification agreement between Borrower and Opus Bank remains in effect, Borrower shall not be obligated to make any payment of principal, interest, costs or fees to Lender. Interest during such period shall accrue as provided in the CUB RLOC, as previously amended; and

ii.	Commencing August 5, 2015 and continuing on the 5th day of each successive month until the Maturity Date, Borrower shall pay the then accrued and outstanding interest on the CUB RLOC.

c.	Lender consents to Borrower entering into the Second Amendment, Waiver and Ratification agreement with Opus, which provides for certain further funding on the Opus RLOC, not to exceed One Million Dollars ($1,000,000.00), without first paying off the remaining balance of the CUB RLOC.

d.	Lender waives prior events of default by Borrower

e.	Commencing upon execution of this Change in Terms Agreement, Borrower shall provide to Lender all weekly or other periodic reports that are provided to Opus.

f.	This Agreement shall become effective upon completion of all of the following:

i.	Mutual concurrent execution of this Amendment and the Change in Terms Agreement by the undersigned; and

ii.	Receipt by Lender of the executed Second Amendment, Waiver and Ratification between Borrower and Opus Bank, in form acceptable to Lender.

4. LIMITED EFFECT. Except for the specific modifications contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER: PCS Link, Inc., dba Greenwood & Hall

By:	/s/ John R. Hall
John R. Hall, III, Chief Executive Officer

LENDER: California United Bank

By:	/s/ Kimberlee von Disterlo
Kimberlee von Disterlo, First Vice President